Exhibit 10.2

THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT RELATES TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES TO WHICH THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE "SUBSCRIPTION AGREEMENT") RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT.

CONFIDENTIAL

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

(Offshore Subscribers)

TO:	Medina International Corp. (the "Company")

1305-1090 West Georgia Street

Vancouver, British Columbia

Canada V6E 3V7

Purchase of Shares

1.	Subscription

The undersigned, Avinoam Rapaport of 27 Caf Gimel St., Givataim, Israel 53534 (the "Subscriber") hereby irrevocably subscribes for and agrees to purchase from the Company, on the basis of the representations and warranties and subject to the terms and conditions set forth herein, 50,000 shares of the Company's common stock ("Shares") at the price of US $0.03 per Share (the "Subscription Price"), for the aggregate total purchase price of the undersigned subscriber of US$1,500.00 (the "Subscription Proceeds"). The Company may close the private placement in one or more closings. Subject to the terms hereof, the Subscription will be effective upon its acceptance by the Company. The Subscriber acknowledges that the offering of the Shares contemplated hereby is part a private placement of Shares having an aggregate subscription level of 1,500,000 shares (the "Offering"). The Offering is not subject to any minimum aggregate subscription level. The Subscriber acknowledges that the Company will forward split its shares on a 7 for 1 basis prior to or soon after closing of the Offering.

In addition to any hold period required by law, the Subscriber agrees that his Shares will be held in escrow by the Company’s attorney and not be released to the Subscriber for any reason for 2 years from

D/LAS/795959.1

the date of issuance of the Shares. The Subscriber may not sell or transfer the Shares during this period and the Company’s attorneys are hereby irrevocably instructed to hold the Shares in escrow for 2 years.

2.	Payment

2.1                         The Subscription Proceeds must accompany this Subscription and shall be paid by certified cheque or bank draft drawn on a US or International chartered bank, and made payable and delivered to the Company. Alternatively, the Subscription Proceeds may be wired to the Company or its lawyers pursuant to wiring instructions that will be provided to the Subscriber upon request. If the funds are wired to the Company's lawyers, those lawyers are authorized to immediately deliver the funds to the Company.

2.2                         Where the Subscription Proceeds are paid to the Company, the Company is entitled to treat such Subscription Proceeds as an interest free loan to the Company until such time as the Subscription is accepted and the certificates representing the Shares have been issued to the Subscriber.

2.3                         The Company will only expend the Subscription Proceeds for or in conjunction with an acquisition of a new business for the Company

3.	Documents Required from Subscriber

3.1                         The Subscriber must complete, sign and return to the Company an executed copy of this Subscription Agreement.

3.2                         The Subscriber shall complete, sign and return to the Company as soon as possible, on request by the Company, any documents, questionnaires, notices and undertakings as may be required by regulatory authorities, and applicable law.

4.	Closing

4.1                         Closing of the offering of the Shares (the "Closing") shall occur on or before December 30, 2005, or on such other date as may be determined by the Company (the "Closing Date"). Closings may take place on various and numerous dates for various subscribers.

4.2                         The Company may, at its discretion, elect to close the Offering in one or more closings, in which event the Company may agree with one or more subscribers (including the Subscriber hereunder) to complete delivery of the Shares to such subscriber(s) against payment therefor at any time on or prior to the Closing Date.

5.	Acknowledgements of Subscriber

The Subscriber acknowledges and agrees that:

(a)

none of the Shares have been registered under the 1933 Act, or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S under the 1933 Act ("Regulation S"), except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case in accordance with applicable state and provincial securities laws;

(b)	the Subscriber acknowledges that the Company has not undertaken, and will have no obligation, to register any of the Shares under the 1933 Act;

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(c)

the decision to execute this Subscription Agreement and acquire the Shares hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company; if the Company has presented a business plan to the Subscriber, the Subscriber acknowledges that the business plan may not be achieved or be achievable.;

(d)	no securities commission or similar regulatory authority has reviewed or passed on the merits of the Shares;
(e)	there is no government or other insurance covering any of the Shares;
(f)	there are risks associated with an investment in the Shares;
(g)

the Subscriber has not acquired the Shares as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S under the 1933 Act) in the United States in respect of the Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of the Shares; provided, however, that the Subscriber may sell or otherwise dispose of the Shares pursuant to registration thereof under the 1933 Act and any applicable state and provincial securities laws or under an exemption from such registration requirements;

(h)

the Subscriber and the Subscriber's advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Company in connection with the distribution of the Shares hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about the Company;

(i)

the books and records of the Company were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Subscriber during reasonable business hours at its principal place of business, and all documents, records and books in connection with the distribution of the Shares hereunder have been made available for inspection by the Subscriber, the Subscriber's lawyer and/or advisor(s);

(j)

the Subscriber will indemnify and hold harmless the Company and, where applicable, its directors, officers, employees, agents, advisors and shareholders, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained herein or in any document furnished by the Subscriber to the Company in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Company in connection therewith;

(k)

the Company will refuse to register any transfer of the Shares not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act;

(l)

the Subscriber has been advised to consult the Subscriber's own legal, tax and other advisors with respect to the merits and risks of an investment in the Shares and with respect to applicable resale restrictions, and it is solely responsible (and the Company is not in any way responsible) for compliance with:

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(i)	any applicable laws of the jurisdiction in which the Subscriber is resident in connection with the distribution of the Shares hereunder, and
(ii)	applicable resale restrictions; and
(m)	this Subscription Agreement is not enforceable by the Subscriber unless it has been accepted by the Company.

6.	Representations, Warranties and Covenants of the Subscriber

The Subscriber hereby represents and warrants to and covenants with the Company (which representations, warranties and covenants shall survive the Closing) that:

(a)

the Subscriber has the legal capacity and competence to enter into and execute this Subscription Agreement and to take all actions required pursuant hereto; and, if the Subscriber is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Subscription Agreement on behalf of the Subscriber

(b)

the entering into of this Subscription Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(c)

the Subscriber has duly executed and delivered this Subscription Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber in accordance with its terms;

(d)	the Subscriber is not acquiring the Shares for the account or benefit of, directly or indirectly, any U.S. Person;
(e)	the Subscriber is not a U.S. Person;
(f)	the Subscriber is resident in the jurisdiction set out under the heading "Name and Address of Subscriber" on the signature page of this Subscription Agreement;
(g)

the Subscriber is acquiring the Shares for investment only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Shares in the United States or to U.S. Persons;

(h)

the Subscriber is outside the United States when receiving and executing this Subscription Agreement and is acquiring the Shares as principal for the Subscriber's own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalisation thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Shares;

(i)

the Subscriber is not an underwriter of, or dealer in, the common shares of the Company, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Shares;

(j)

the Subscriber (i) is able to fend for him/her/itself in the Subscription; (ii) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Shares; and (iii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

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(k)

the Subscriber acknowledges that the Subscriber has not acquired the Shares as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S under the 1933 Act) in the United States in respect of the Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of the Shares; provided, however, that the Subscriber may sell or otherwise dispose of the Shares pursuant to registration of the Shares pursuant to the 1933 Act and any applicable state and provincial securities laws or under an exemption from such registration requirements and as otherwise provided herein;

(l)	the Subscriber is not aware of any advertisement of any of the Shares; and
(m)	no person has made to the Subscriber any written or oral representations:
(i)	that any person will resell or repurchase any of the Shares;
(ii)	that any person will refund the purchase price of any of the Shares;
(iii)	as to the future price or value of any of the Shares; or
(iv)

that any of the Shares will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Shares of the Company on any stock exchange or automated dealer quotation system; except that the Company’s common shares are currently approved for trading on the U.S. Over the Counter Bulletin Board.

7.	Representations and Warranties of the Company

The Company hereby represents and warrants to and covenants with the Subscriber (which representations, warranties and covenants shall survive the Closing) that:

(a)	the authorized capital of the Company consists of 50,000,000 common shares with a par value of $0.001 per share, of which there are presently 3,000,000 common shares issued and outstanding;
(b)

other than as set out in (a) above and as contemplated under this Agreement, there are no other rights, warrants or options outstanding pursuant to which any shares of the Company may be issued and there are no other securities issued and outstanding or issuable which are or may be convertible or converted into shares of the Company;

(c)	the Company is duly incorporated under the laws of the state of Nevada;
(d)	the Company is a reporting issuer under the Securities Exchange Act of 1934; and
(e)

all of the Company’s continuous disclosure filings with the Securities Exchange Commission of the United States are in good standing and are complete and accurate and other than as contemplated herein, there are and shall at Closing be no material changes in the Company’s business and affairs from that which is disclosed in the Company’s continuous disclosure documents;

(f)

the Company has timely filed all required forms, reports and documents (the "Company Documents") with the applicable U.S. securities, corporate or other applicable authorities and bodies (collectively, “Authorities”), each of which has complied in all material respects with all applicable requirements of the applicable securities, corporate and other laws and the rules and regulations promulgated thereunder (collectively, “Laws”), each as in effect on the dates such forms, reports, and documents were filed. As of the time it was filed with the applicable authority or body (or, if amended or superseded by a filing

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prior to the date of this Agreement, then on the date of such filing): (i) each of the Company Documents, including, any financial statements or schedules included or incorporated by reference therein, complied in all material respects with the applicable requirements of the Laws; and (ii) none of the Company Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(g)

The consolidated financial statements contained in the Company Documents: (i) complied as to form and substance in all material respects with any published rules and regulations of all applicable Authorities; (ii) were prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods covered, except as may be indicated in the notes to such financial statements, and except that unaudited financial statements may not contain footnotes and are subject to year-end audit adjustments; and (iii) fairly present the consolidated financial position of the Company and its subsidiaries as of the respective dates thereof and the consolidated results of operations of the Company and its subsidiaries for the periods covered thereby.

(h)

All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder has been taken or will be taken prior to the Closing.

(i)

This Agreement and the documents to be delivered at the Closing are duly executed and at the Closing shall constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

(j)

The Company is not in violation or default of any provision of its corporate documents or any contract to which it is a party or by which it is bound. The execution and the delivery of this Agreement, and the consummation of the transactions contemplated hereby and thereby, will not violate any law, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the Company is subject or by which it is bound, or conflict with, result in a breach of or constitute a default under any agreement, lease, license, instrument, or other arrangement to which the Company is a party or by which it is bound.

(k)

The Company does not need to give any notice to, make any filing with, or obtain any authorization, consent, qualification, order or approval from any governmental authority or agency, or any third party, in order to consummate the transactions contemplated by this Agreement, except for such authorizations, consents or approvals as will be obtained before the Closing.

(l)            The Company is not: (i) subject to any outstanding injunction, judgment, order, decree, writ, stipulation, ruling, or charge of any court or any governmental agency or any arbitrator; or (ii) a party or is threatened to be made a party to any action, suit, proceeding, hearing, complaint, charge or investigation of, in, or before any court or quasi-judicial or administrative agency of any state, municipal, or foreign jurisdiction or before any arbitrator or other method of settling disputes or disagreements. The Company does not know, anticipate, or has any basis to believe

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that any such action, suit, proceeding, hearing, complaint, charge or investigation may be brought or threatened against the Company and the Company does not intend to initiate any such action, suit, proceeding, hearing, complaint, charge or investigation. Without derogating from any of the foregoing, to the best of the Company's knowledge, there is no action, suit, proceeding, or investigation pending or currently threatened involving the prior employment of any of the Company’s employees, their use in connection with the Company’s business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreement with prior employers.

(m)

The Company has conducted its business in all material respects in accordance with all applicable laws of the countries in which it has conducted its business and there is no violation or default with respect to any law or judgment of any court or any governmental agency which could have a material adverse effect upon the assets or business of the Company. There is no existing law, rule, regulation or order which would prohibit or restrict the Company from, or otherwise materially adversely affect the Company in, conducting its business in any jurisdiction in which it is now conducting business or, to the Company’s knowledge, in which it currently proposes to conduct business.

(n)

The Company has all franchises, permits, licenses, and any similar authority necessary for the conduct of its business as now being conducted and as proposed to be conducted, the lack of which could adversely affect the business, properties, prospects or financial condition of the Company. The Company is not in default under any of such franchises, permits, licenses, or other similar authority.

(o)

The Company's most recent quarterly financial statements, as filed on Edgar, were prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods covered, except as may be indicated in the notes to such financial statements, and except that un-audited financial statements may not contain footnotes and are subject to year-end audit adjustments; and fairly present the consolidated financial position of the Company and its subsidiaries as of the respective dates thereof and the consolidated results of operations of the Company and its subsidiaries for the periods covered thereby. Except as set forth in such financial statements, and as incurred after the date of such financial statements in the ordinary course of business of the Company, the Company has no known or unknown liabilities, contingent or otherwise.

(p)

The Company has no liability of any nature, accrued or contingent, including without limitation, liabilities for federal, state or local taxes, or any other foreign taxes or any penalties, interest, and additions to taxes or any liabilities to customers or suppliers, other than liabilities described under sub-section (o) above. The Company has paid or fully provided in its books of account for all taxation for which it has or may hereafter become liable or accountable in the period from the date of its incorporation. The Company has at all times and within the requisite time limits, fully and accurately observed, performed and complied with all obligations and conditions imposed on it, or to which any claim deduction, allowance or relief made, claimed by or afforded to it was made subject under any legislation relating to taxation.

(q)

There is no material fact or information relating to the business, prospects, condition (financial or otherwise), affairs, operations, or assets of the Company that has not been disclosed to the Subscriber by the Company. The representations and warranties of the Company are each accurate, correct and complete in all respects, and neither this

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Agreement (including any exhibit or schedule to this Agreement) nor any documents, certificates or other items supplied by the Company with respect to the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading.

8.	Acknowledgement and Waiver

The Subscriber has acknowledged that the decision to purchase the Shares was solely made on the basis of publicly available information. The Subscriber hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Subscriber might be entitled in connection with the distribution of the Shares.

9.	Legending of Subject Shares

9.1                         The Subscriber hereby acknowledges that that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Shares will bear a legend in substantially the following form:

"THESE SECURITIES WERE ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ACCORDINGLY, NONE OF THE SECURITIES TO WHICH THIS CERTIFICATE RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT."

9.2                         The Subscriber hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Subscription Agreement.

10.	Costs

The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Shares shall be borne by the Subscriber.

11.	Governing Law

This Subscription Agreement is governed by the laws of the State of Nevada. The Subscriber, in its personal or corporate capacity and, if applicable, on behalf of each beneficial purchaser for whom it is acting, irrevocably attorns to the jurisdiction of the courts of the State of Nevada.

12.	Survival

This Subscription Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon

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the parties hereto notwithstanding the completion of the purchase of the Shares by the Subscriber pursuant hereto.

13.	Assignment
This Subscription Agreement is not transferable or assignable.

14.	Severability

The invalidity or unenforceability of any particular provision of this Subscription Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Subscription Agreement.

15.	Entire Agreement

Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Subscription Agreement contains the entire agreement between the parties with respect to the sale of the Shares and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company or by anyone else.

16.	Notices

All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Subscriber shall be directed to the address on the signature page of this Subscription Agreement and notices to the Company shall be directed to it at Medina International Corp., 1305-1090 West Georgia Street, Vancouver, British Columbia, Canada, V6E 3V7; Attention: President. The Company’s fax number is (604) 683-1585..

17.	Counterparts and Electronic Means

This Subscription Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument. Delivery of an executed copy of this Subscription Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Subscription Agreement as of the date hereinafter set forth.

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18.	Delivery Instructions
18.1	The Subscriber hereby directs the Company to deliver the Shares to:

(name)

(address)

18.2                      The Subscriber hereby directs the Company to cause the Shares to be registered on the books of the Company as follows:

(name)

(address)

IN WITNESS WHEREOF the Subscriber has duly executed this Subscription Agreement as of the date of acceptance by the Company.

Avinoam Rapaport of 27 Caf Gimel St., Givataim, Israel 53534

(Name of Subscriber – Please type or print)

(Signature and, if applicable, Office)

(Address of Subscriber)

(City, State or Province, Postal Code of Subscriber)

(Country of Subscriber)

(Fax and/or E-mail Address of Subscriber)

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A C C E P T A N C E

The above-mentioned Subscription Agreement in respect of the Shares is hereby accepted by Medina International Corp.

DATED at _____________, the ______ day of __________, 2005.

MEDINA INTERNATIONAL CORP.

Per:	/s/ Nick DeMare
Authorized Signatory

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